EXHIBIT 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of September 5, 2007 (this “Amendment”), dated as of April 30, 2007, by and among Handleman Company, a Michigan corporation (“Holdings”), Handleman Entertainment Resources L.L.C., a Michigan limited liability company (“Handleman Entertainment”), the other subsidiaries of Holdings identified on the signature page hereto as “Borrowers” (such Subsidiaries, together with Handleman Entertainment, are referred to individually as a “Borrower” and collectively, jointly and severally, as “Borrowers”), certain subsidiaries of Holdings identified on the signature page hereto as “Credit Parties” (“Credit Parties”), the lenders party hereto from time to time (“Lenders”), and General Electric Capital Corporation (“GE Capital”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”).

WHEREAS, Holdings, Borrowers, Credit Parties, Lenders and the Agent are parties to that certain Credit Agreement, dated April 30, 2007 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which Lenders have made certain loans and financial accommodations available to Borrowers.

WHEREAS, Handleman Entertainment, in its capacity as Borrower Representative, has advised the Agent that certain of the Credit Parties desire to terminate the Deposit Account Control Agreement (Sweeping) (“LaSalle Sweeping Account Control Agreement”) with LaSalle Bank Midwest National Association (“LaSalle”) and replace such control agreement with a Deposit Account Control Agreement (Springing) by and among LaSalle and those certain Credit Parties (the “LaSalle Springing Account Control Agreement”).

WHEREAS, at the request of the Credit Parties, the Agent and the Lenders have agreed to amend the Credit Agreement with respect to those certain provisions of the Cash Management Systems regarding the termination and replacement of the LaSalle Sweeping Account Control Agreement and consent to the termination of the LaSalle Sweeping Account Control Agreement and the replacement of such control agreement with the LaSalle Springing Account Control Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. All terms used herein which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein.

2. Amendments to Credit Agreement.

(a) Section 1.1(a) of the Credit Agreement, Revolving Credit Facility, is hereby amended and modified by deleting clause (i) in its entirety and inserting in lieu thereof the following:

“(i) Subject to the terms and conditions hereof, each Revolving Lender agrees to make available to Borrowers from time to time until the Commitment Termination Date its Pro Rata Share of advances (each, a “Revolving Credit Advance”). The Pro Rata Share of the Revolving Loan of any Revolving Lender shall not at any time exceed its separate Revolving Loan Commitment. The obligations of each Revolving Lender hereunder shall be several and not joint. Until the Commitment Termination Date, Borrowers may borrow, repay and reborrow under this Section 1.1(a)); provided that the amount of any Revolving Credit Advance to be made at any time shall not exceed Borrowing Availability at such time. Borrowing Availability may be reduced by Reserves (i) imposed by Agent in its reasonable credit judgment or (ii) as may be requested from time to time by the Term Loan Agent. Each Revolving Credit Advance shall be made on notice by Borrower Representative on behalf of the applicable Borrower to one of the representatives of Agent identified on Schedule 1.1(d) at the address specified therein. Any such notice must be given no later than (1) 12:00 p.m. (New York time) on the date which is four (4) Business Days prior to the proposed Revolving Credit Advance, in the case of an Index Rate Loan, or (2) 12:00 p.m. (New York time) on the date which is six (6) Business Days prior to the proposed Revolving Credit Advance, in the case of a LIBOR Loan; provided, however, if instructions implementing the daily sweep of the LaSalle Blocked Accounts has previously been given and such instruction are currently in place, then any such notice can be given no later than (1) 12:00 p.m. (New York time) on the Business Day of the proposed Revolving Credit Advance, in the case of an Index Rate Loan or (2) 12:00 p.m. (New York time) on the date which is three (3) Business Days prior to the proposed Revolving Credit Advance, in the case of a LIBOR Loan. Each such notice (a “Notice of Revolving Credit Advance”) must be given in writing (by telecopy or overnight courier) substantially in the form of Exhibit 1.1(a)(i), and shall include the information required in such Exhibit and such other information as may be required by Agent. If any Borrower desires to have the Revolving Credit Advances bear interest by reference to a LIBOR Rate, Borrower Representative must comply with Section 1.5(e).”

(b) Section 6.6(a) of the Credit Agreement is hereby amended and modified by deleting subsections (iv) and (v) in their entirety and inserting in lieu thereof the following:

“(iv) maintained in Canada, whether or not in Blocked Accounts, but excluding any Blocked Cash, will not exceed (A) from May 17, 2007 until November 30, 2007, $2,500,000 plus an amount sufficient to fund any checks written on such Canadian Blocked Accounts that have not yet cleared, and (B) on and after November 30, 2007, $2,500,000, and (v) maintained in the United Kingdom, whether or not in Blocked Accounts, but excluding any Blocked Cash, will not exceed (A) from May 17, 2007 until November 30, 2007, $5,000,000 plus an amount sufficient to fund any checks written on such United Kingdom Blocked Accounts that have not yet cleared, and (B) on and after November 30, 2007, $5,000,000;”

(c) Annex A to the Credit Agreement, Definitions, is hereby modified and amended by inserting the following definition in the appropriate alphabetical order:

““LaSalle Blocked Accounts” means account numbers 1054024567, 1054024864, 5403019499, 1054024939, 1054024517, and 1054024872 maintained at LaSalle Bank Midwest National Association by Holdings, Handleman Entertainment, Handleman Category Management Company and Handleman Real Estate LLC.

(d) Annex C to the Credit Agreement, Cash Management System, is hereby amended and modified by deleting subjection (c) in its entirety and inserting in lieu thereof the following:

“c. On or before the Closing Date (or such later date as Agent shall consent to in writing), each Concentration Account Bank, each bank where a Disbursement Account is maintained and all other Relationship Banks, shall have entered into tri-party blocked account agreements with Agent, for the benefit of itself and the Lenders, and the applicable Borrower and Subsidiaries thereof, as applicable, in form and substance reasonably acceptable to Agent, which shall become operative on or prior to the Closing Date. Each such blocked account agreement shall provide, among other things, that (i) all items of payment deposited in such account and proceeds thereof deposited in the applicable Concentration Account are held by such bank as agent or bailee-in-possession for Agent, on behalf of itself and Lenders, (ii) the bank executing such agreement has no rights of setoff or recoupment or any other claim against such account, as the case may be, other than for payment of its service fees and other charges directly related to the administration of such account and for returned checks or other items of payment, (iii) from and after the Closing Date (A) with respect to banks at which a Blocked Account is maintained, such bank agrees to forward immediately all amounts in each Blocked Account (other than Disbursement Accounts) to such Borrower’s Concentration Account Bank and to commence the process of daily sweeps from such Blocked Account into the applicable Concentration Account, and (B) with respect to each Concentration Account Bank, such bank agrees to immediately forward all amounts received in the applicable Concentration Account to the Collection Account through daily sweeps from such Concentration Account into the Collection Account, provided, however, so long as there are no outstanding Loans and Term Loan Agent has not requested that Agent transfer funds from the Blocked Accounts to the Term Loan Agent’s account on a daily basis pursuant to Section 5.15(b) of the Term Loan Agreement, amounts in each of the LaSalle Blocked Accounts (other than Disbursement Accounts) shall not be required to be forwarded to the Collection Account unless an Event of Default shall have occurred and be continuing, provided, further, if at any time the daily sweep to the Collection Account has been established in accordance with this paragraph (c) with respect to the LaSalle Blocked Accounts, such daily sweep may be terminated at the request of Borrowers so long as (i) there are no outstanding Loans for a period of 45 consecutive days prior to such termination, (2) no Event of Default shall have occurred and be continuing and (3) Term Loan Agent has not requested that Agent transfer funds from the Blocked Accounts to the Term Loan Agent’s account on a daily basis pursuant to Section 5.15(b) of the Term Loan Agreement and (iv) from and after any Event of Default, with respect to banks at which Disbursement Accounts are maintained, each such bank agrees to forward, at the request of Agent, all amounts in each Disbursement Account to the Collection Accounts or the Concentration Account through daily sweeps. No Borrower shall, or shall cause or permit any Subsidiary thereof to, accumulate or maintain cash in Disbursement Accounts or payroll accounts as of any date of determination in excess of checks outstanding against such accounts as of that date and amounts necessary to meet minimum balance requirements.”

3. Consent.

(a) At the request of the Credit Parties, effective upon the Amendment Effective Date (as defined below), each of the Agent and the Lenders hereby consents to the termination of the LaSalle Sweeping Account Control Agreement and the replacement of such control agreement with the LaSalle Springing Account Control Agreement.

(b) The consent set forth in Section 3(a) above (i) shall be effective only in this specific instance and for the specific purposes set forth herein, and (ii) does not allow for any other or further departure from the terms and conditions of the Credit Agreement including, without limitation, any further amendment to Sections 1.1(a), Annex A or Annex C of the Credit Agreement (each as amended hereby), or any other Loan Document, which terms and conditions shall continue in full force and effect as amended hereby.

4. Conditions to Effectiveness. This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction in full of the following conditions precedent:

(a) Immediately after giving effect to this Amendment, (i) the representations and warranties contained in this Amendment, the Credit Agreement and the other Loan Documents shall be correct on and as of the date of this Amendment as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing (or would result from this Amendment becoming effective in accordance with its terms).

(b) The Agent shall have received counterparts of this Amendment that bear the signatures of each of the Credit Parties, the Agent and the Lenders.

(c) The Agent shall have received the LaSalle Springing Account Control Agreement executed by the applicable Credit Parties, the Term Agent, the Agent and LaSalle, in form and substance satisfactory to the Agent.

(d) The Agent shall have received a copy of an amendment (or similar agreement), in form and substance reasonably satisfactory to the Agent, duly executed by the Credit Parties, the Term Loan Agent, and the Term Loan Lenders amending the corresponding provisions of the Term Loan Agreement and consenting to the termination of the LaSalle Sweeping Account Control Agreement and the replacement of such control agreement with the LaSalle Springing Account Control Agreement.

5. Credit Parties’ Representations and Warranties. Each Credit Party represents and warrants to the Agent and the Lenders as follows:

(a) Such Credit Party (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Credit Agreement, as amended hereby.

(b) The execution, delivery and performance by such Credit Party of this Amendment and the performance by such Credit Party of the Credit Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Credit Party’s organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting such Credit Party or any of such Credit Party’s properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to such Credit Party’s property.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by such Credit Party of this Amendment or the performance by such Credit Party of the Credit Agreement, as amended hereby.

(d) This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and by general principles of equity.

(e) Immediately after giving effect to this Amendment, (i) the representations and warranties contained in the Credit Agreement are correct on and as of the date of this Amendment as though made on and as of the date hereof (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing (or would result from this Amendment becoming effective in accordance with its terms).

6. Continued Effectiveness of Credit Agreement. Each Credit Party hereby (a) confirms and agrees that the Credit Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to (i) “the Credit Agreement”, “hereto”, “hereof”, “hereunder”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, for the ratable benefit of the Lenders, or to grant to the Agent, for the ratable benefit of the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Credit Party, or any of their respective Subsidiaries from time to time existing in respect of the Credit Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and (c) confirms and agrees that no waiver or amendment of any terms or provisions of the Credit Agreement, or the waivers and amendments granted hereunder shall relieve any Credit Party from complying with such terms and provisions other than as expressly amended hereby or from complying with any other term or provision thereof or herein.

7. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic method shall be equally as effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties to this Amendment hereby irrevocably waives all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.

(d) Borrowers will pay on demand all reasonable fees, costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Credit Agreement, including, without limitation, reasonable fees disbursements and other charges of counsel to the Agent and the Lenders.

(e) This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and interpreted in accordance with the terms thereof. Accordingly, it shall be an Event of Default under the Credit Agreement if any representation or warranty made or deemed made by any Credit Party under or in connection with this Amendment shall have been incorrect when made or deemed made or if any Credit Party fails to perform or comply with any covenant or agreement contained herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

HANDLEMAN CATEGORY MANAGEMENT COMPANY

By:
Name:
Title:

HANDLEMAN ENTERTAINMENT RESOURCES L.L.C.

By:
Name:
Title:

HANDLEMAN REAL ESTATE LLC

By:
Name:
Title:

SVG DISTRIBUTION, INC.

By:
Name:
Title:

CRAVE ENTERTAINMENT, INC.

By:
Name:
Title:

SECOND AMENDMENT TO CREDIT AGREEMENT

ARTIST TO MARKET DISTRIBUTION LLC

By:
Name:
Title:

REPS, L.L.C.

By:
Name:
Title:

SECOND AMENDMENT TO CREDIT AGREEMENT

CREDIT PARTIES:

HANDLEMAN COMPANY

By:
Name:
Title:

CRAVE ENTERTAINMENT GROUP, INC.

By:
Name:
Title:

HANLEY ADVERTISING COMPANY

By:
Name:
Title:

HANDLEMAN COMPANY OF CANADA LIMITED

By:
Name:
Title:

HANDLEMAN UK LIMITED

By:
Name:
Title:

SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and Lender

By:
Name:
Title:

SECOND AMENDMENT TO CREDIT AGREEMENT

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL),
as Lender

By:
Name:
Title:

SECOND AMENDMENT TO CREDIT AGREEMENT